UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

                       January 19, 2010
Date of report (Date of earliest event reported)

             Universal Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20848	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:      (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01	Other Events.

On January 19, 2010, Universal Insurance Holdings, Inc. (the “Company”) announced that its board of directors approved a dividend on the Company’s Common Stock.  The announcement, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

ITEM 9.01            Financial Statements and Exhibits

(c) Exhibits:

99.1     Press Release, dated January 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 19, 2010	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ Bradley I. Meier
President and Chief Executive Officer